Discontinued Operation - Schedule of Gain from Sale of Discontinued Operations (Details) - Discontinued Operation [Member] $ in Thousands	Nov. 30, 2024 USD ($)
Discontinued Operations [Line Items]
Total consideration	$ 5,265	[1]
Net assets of discontinued operations	3,764
Reclassification of translation differences	356
Gain from sale of discontinued operations	$ 1,145

[1]	As of December 31, 2025 and 2024, the consideration is recorded as receivable from sale of subsidiary. The cash consideration of $4,423 was received during January 2025, while the 15% holdback in escrow was scheduled to be received after 12 months from the closing date. The escrow amount of $808 was released in January 2026.